UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2004

GENESIS HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	000-50351	20-0023783

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 East State Street, Kennett Square, PA 19348

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 610-444-6350

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

Our 2005 annual meeting of shareholders will be held on Wednesday, February 23, 2005 at 10:00 a.m., local time, at our principal executive offices located at 101 East State Street, Kennett Square, Pennsylvania.

Proposals by shareholders that are intended for inclusion in our proxy statement and proxy and to be presented at our 2005 annual meeting of shareholders must be submitted in writing to our Secretary at our principal executive offices on or before Monday, November 15, 2004 in order to be considered for inclusion in our proxy materials. Such proposals may be included in our proxy materials if they comply with the rules and regulations of the Securities and Exchange Commission governing shareholder proposals. Shareholders are advised to review our bylaws, which contain additional requirements regarding submission of shareholder proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2004	GENESIS HEALTHCARE CORPORATION

	By:	/s/ George V. Hager, Jr.

		Name:	George V. Hager, Jr.
		Title:	Chief Executive Officer